EXHIBIT 10.1

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

ADMINISTRATIVE SERVICES AGREEMENT

by and among

EPCO, INC.

(formerly known as Enterprise Products Company)

ENTERPRISE GP HOLDINGS L.P.

EPE HOLDINGS, LLC

ENTERPRISE PRODUCTS PARTNERS L.P.

ENTERPRISE PRODUCTS OPERATING LLC

(formerly ENTERPRISE PRODUCTS OPERATING L.P.)

ENTERPRISE PRODUCTS GP, LLC

ENTERPRISE PRODUCTS OLPGP, INC.

DEP HOLDINGS, LLC

DUNCAN ENERGY PARTNERS L.P.

DEP OPERATING PARTNERSHIP, L.P.

TEPPCO PARTNERS, L.P.

TEXAS EASTERN PRODUCTS PIPELINE COMPANY, LLC

TE PRODUCTS PIPELINE COMPANY, LLC

(formerly TE PRODUCTS PIPELINE COMPANY, LIMITED PARTNERSHIP)

TEPPCO MIDSTREAM COMPANIES, LLC

(formerly TEPPCO MIDSTREAM COMPANIES, L.P.)

TCTM, L.P.

and

TEPPCO GP, INC.

SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED

ADMINISTRATIVE SERVICES AGREEMENT

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED ADMINISTRATIVE SERVICES AGREEMENT (this “Agreement”) is entered into on August 7, 2007, but effective as of May 7, 2007 (the “Effective Date”), by and among EPCO, Inc., a Texas corporation formerly known as Enterprise Products Company (“EPCO”), Enterprise GP Holdings L.P., a Delaware limited partnership (“EPE”), EPE Holdings, LLC, a Delaware limited liability company (“EPE GP”), Enterprise Products Partners L.P., a Delaware limited partnership (“EPD”), Enterprise Products Operating LLC, a Texas limited liability company (as successor to Enterprise Products Operating L.P., a Delaware limited partnership) (“EPD OLP”), Enterprise Products GP, LLC, a Delaware limited liability company (“EPD GP”), Enterprise Products OLPGP, Inc., a Delaware corporation (“EPD OLPGP”), DEP Holdings, LLC, a Delaware limited liability company (“DEP Holdings”), Duncan Energy Partners L.P., a Delaware limited partnership (“DEP”), DEP Operating Partnership, L.P., a Delaware limited partnership (“DEP OLP”), TEPPCO Partners, L.P., a Delaware limited partnership (“TPP”), Texas Eastern Products Pipeline Company, LLC, a Delaware limited liability company (“TPP GP”), TE Products Pipeline Company, LLC, a Texas limited liability company (successor to TE Products Pipeline Company, Limited Partnership, a Delaware limited partnership) (“TE LP”), TEPPCO Midstream Companies, LLC, a Texas limited liability company (successor to TEPPCO Midstream Companies, L.P., a Delaware limited partnership) (“TEPPCO Midstream”), TCTM, L.P., a Delaware limited partnership (“TCTM”), and TEPPCO GP, Inc., a Delaware corporation (“TEPPCO Inc.”).

R E C I T A L S

The purpose of this Agreement is to amend Section 5.4 of the Fourth Amended and Restated Administrative Services Agreement, entered into January 30, 2007 but effective as of February 5, 2007, among the Parties hereto (as amended by the First Amendment, dated January 30, 2007 but effective as of February 5, 2007, the “Fourth Amendment”), with respect to the definition of “EPE Partnership Entities.” Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the Fourth Amendment.

A G R E E M E N T S

NOW, THEREFORE, in consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.           The definition of “EPE Partnership Entities” in Exhibit A of the Fourth Amendment is hereby amended and restated in its entirety as follows:

“EPE Partnership Entities” shall mean EPE GP, EPE and any Affiliate controlled (and only so long as such Affiliates are controlled) by EPE GP or EPE (as the term “control” is used in the definition of “Affiliate”) but excluding the EPD Partnership Entities and the TPP Partnership Entities.

2.           All terms, conditions and provisions of the Fourth Amendment are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The Fourth Amendment, as amended hereby, is hereby ratified and reaffirmed by the parties hereto who specifically acknowledge the validity and enforceability thereof.

3.           This Agreement shall be subject to and governed by the laws of the State of Texas. Each Party hereby submits to the exclusive jurisdiction of the state and federal courts in the State of Texas and to exclusive venue in Houston, Harris County, Texas.

4.           This Agreement constitutes the entire agreement of the Parties relating to the matters contained herein, superseding all prior contracts or agreements among the parties, whether oral or written, relating to the matters contained herein.

5.           This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of August 7, 2007, to be effective as of the Effective Date.

EPCO, INC. (formerly known as Enterprise

Products Company, a Texas corporation)

By:	/s/ Richard H. Bachmann
Name:	Richard H. Bachmann
Title:	Executive Vice President and
Chief Legal Officer

Address for Notice:

1100 Louisiana, 10th Floor

Houston, Texas 77002

Facsimile No.: (713) 381-6500

[signature page]

ENTERPRISE GP HOLDINGS L.P.

EPE HOLDINGS, LLC

Individually and as Sole General Partner of

Enterprise GP Holdings L.P.

By:	/s/ W. Randall Fowler
W. Randall Fowler
Executive Vice President and Chief Financial Officer

Address for Notice:

1100 Louisiana, 10th Floor

Houston, Texas 77002

Facsimile No.: (713) 381-8200

ENTERPRISE PRODUCTS PARTNERS L.P.

ENTERPRISE PRODUCTS GP, LLC,

Individually and as Sole General Partner of

Enterprise Products Partners L.P., and

By:	/s/ W. Randall Fowler
W. Randall Fowler
Executive Vice President and Chief Financial Officer

ENTERPRISE PRODUCTS OPERATING LLC

ENTERPRISE PRODUCTS OLPGP, INC.,

Individually and as the sole manager of Enterprise Products Operating LLC

By:	/s/ W. Randall Fowler
W. Randall Fowler
Senior Vice President and Treasurer

Address for Notice:

1100 Louisiana, 10th Floor

Houston, Texas 77002

Facsimile No.: (713) 381-8200

DUNCAN ENERGY PARTNERS L.P.

DEP HOLDINGS, LLC

Individually and as Sole General Partner

of Duncan Energy Partners L.P.

By:	/s/ W. Randall Fowler
W. Randall Fowler
Executive Vice President and Chief Financial Officer

Address for Notice:

1100 Louisiana, 10th Floor

Houston, Texas 77002

Facsimile No.: (713) 381-8200

DEP OPERATING PARTNERSHIP, L.P.

By: DEP OLPGP, LLC, as Sole General Partner

By:	/s/ W. Randall Fowler
W. Randall Fowler
Senior Vice President and Treasurer

Address for Notice:

1100 Louisiana, 10th Floor

Houston, Texas 77002

Facsimile No.: (713) 381-8200

[signature page]

TEPPCO PARTNERS, L.P.

TEXAS EASTERN PRODUCTS PIPELINE

COMPANY, LLC

Individually and as Sole General Partner of

TEPPCO Partners, L.P.

By:	/s/ William G. Manias
William G. Manias, Vice President and Chief Financial Officer

Address for Notice:

1100 Louisiana, Suite 1600

Houston, Texas 77002

Facsimile No.: (713) 381-4039

TE PRODUCTS PIPELINE COMPANY, LLC

TEPPCO MIDSTREAM COMPANIES, LLC

TCTM, L.P.

TEPPCO GP, Inc.

Individually and as Sole General Partner of TCTM,

L.P.

By:	/s/ William G. Manias
William G. Manias, Vice President and Chief Financial Officer

Address for Notice:

1100 Louisiana, Suite 1600

Houston, Texas 77002

Facsimile No.: (713) 381-4039

[signature page]